                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: June 8, 1999
                    Capita Equipment Receivables Trust 1996-1


    A New York                 Commission File                I.R.S. Employer
   Corporation                  No. 333-08645                  No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Item. 5 Other

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date:                                 June 8, 1999           Payment Date:          June 15, 1999
Collection Period:                                  May 31, 1999

 I.    Information Regarding the Contracts

     1.  Contract Pool Principal Balance
         a.    Beginning of Collection Period                            $ 562,955,627.61
         b.    End of Collection Period                                  $ 527,885,316.74
         c.    Reduction for Collection Period                           $  35,070,310.88
     2.  Delinquent Scheduled Payments
         a.    Beginning of Collection Period                            $  20,625,265.08
         b.    End of Collection Period                                  $  20,521,735.20
     3.  Liquidated Contracts
         a.    Number of Liquidated Contracts
               with respect to Collection Period                                      433
                                                                         ----------------
         b.    Required Payoff Amounts of Liquidated Contracts           $   2,599,530.95
         c.    Total Reserve for Liquidation Expenses                    $             --
         d.    Total Liquidation Proceeds Received (1)                   $     326,096.05
         e.    Liquidation Proceeds Allocated to Owner Trust             $     297,813.66
         f.    Liquidation Proceeds Allocated to Depositor               $      28,282.39
         g.    Current Realized Losses                                   $   2,301,717.29
     4.  Prepaid Contacts
         a.    Number of Prepaid Contracts with respect
               to Collection Period                                                   575
                                                                         ----------------
         b.    Required Payoff Amounts of Prepaid Contracts              $   1,476,455.55
     5.  Purchased Contracts (by TCC)
         a.    Number of Contracts Purchased by TCC with
               respect to Collection Period                                             0
                                                                         ----------------
         b.    Required Payoff Amounts of Purchased Contracts            $             --


     6.  Delinquency Status of Contracts (End of Collection Period)

                               ------------------------------------------------------------------------------------
                                                                                                 % of Aggregate
                                    Number of             % of            Aggregate Required     Required Payoff
                                    Contracts           Contracts           Payoff Amounts           Amounts
                               ------------------------------------------------------------------------------------

          a.    Current              64,392             88.19%             $ 482,950,359.70          88.06%
          b.    31-60 days            4,004              5.48%             $  33,841,359.71           6.17%
          c.    61-90 days            1,840              2.52%             $  14,213,627.94           2.59%
          d.    91-120 days           1,022              1.40%             $   6,986,648.84           1.27%
          e.    120+ days             1,757              2.41%             $  10,415,055.75           1.90%
          f.    Total                73,015            100.00%             $ 548,407,051.94         100.00%

   7.  Historical Delinquency Experience with Respect to Contracts

        -----------------------------------------------------------------------------------------------------------------

                                  % of                    % of                    % of                   % of
                               Aggregate                Aggregate               Aggregate              Aggregate
                            Required Payoff          Required Payoff         Required Payoff        Required Payoff
                                Amounts                  Amounts                 Amounts                Amounts
          Collection
            Periods       31-60 Days Past Due      61-90 Days Past Due    91-120 Days Past Due    120+ Days Past Due
        -----------------------------------------------------------------------------------------------------------------
             5/31/99             6.17%                    2.59%                   1.27%                  1.90%
             4/30/99             5.66%                    2.37%                   1.08%                  1.71%
             3/31/99             5.84%                    2.32%                   1.08%                  1.66%
             2/28/99             6.98%                    2.44%                   1.30%                  1.80%
             1/31/99             6.09%                    2.24%                   1.17%                  1.74%
            12/31/98             5.94%                    1.90%                   1.23%                  1.45%
            11/30/98             6.15%                    1.94%                   0.92%                  1.30%
            10/31/98             4.92%                    1.55%                   0.90%                  1.28%
             9/30/98             4.39%                    1.47%                   0.91%                  1.24%
             8/31/98             4.08%                    1.59%                   0.83%                  1.00%
             7/31/98             4.04%                    1.42%                   0.82%                  1.17%
             6/30/98             3.90%                    1.37%                   0.77%                  1.41%
             5/31/98             4.46%                    1.51%                   0.80%                  1.41%
             4/30/98             4.47%                    1.54%                   0.98%                  1.25%
             3/31/98             3.85%                    1.61%                   0.98%                  1.12%
             2/28/98             6.83%                    2.00%                   0.79%                  1.09%
             1/31/98             4.39%                    1.21%                   0.65%                  0.94%
            12/31/97             3.50%                    1.25%                   0.54%                  0.85%
            11/30/97             2.78%                    0.42%                   0.24%                  0.16%
            10/31/97             3.64%                    1.07%                   0.45%                  0.73%
             9/30/97             3.21%                    0.95%                   0.48%                  0.82%
             8/31/97             3.58%                    0.95%                   0.50%                  0.80%
             7/31/97             3.11%                    0.90%                   0.53%                  0.78%
             6/30/97             3.53%                    0.90%                   0.57%                  0.69%
             5/31/97             3.06%                    0.99%                   0.58%                  0.63%
             4/30/97             2.99%                    1.08%                   0.47%                  0.64%
             3/31/97             3.73%                    0.96%                   0.46%                  0.61%
             2/28/97             3.70%                    0.97%                   0.55%                  0.55%
             1/31/97             3.27%                    0.97%                   0.49%                  0.40%
            12/31/96             4.10%                    0.96%                   0.39%                  0.20%
            11/30/96             3.49%                    0.83%                   0.34%                  0.00%
            10/31/96             2.90%                    0.64%                   0.01%                  0.01%


   8.  Historical Loss Experience With Respect to Contracts

                                              -------------------------------------------------------------------------------------
                                                   Collection          3 Collection       6 Collection Periods    Cumulative Since
                                                     Period           Periods Ending             Ending             Cut-off Date
                                                     May-99               May-99                 May-99
                                              -------------------------------------------------------------------------------------
       a.    Number of Liquidated
             Contracts                                433                  1,411                  2,605                19,427
       b.    Number of Liquidated
             Contracts as a Percentage
             of Initial Contracts                    0.154%               0.503%                 0.928%                6.923%
       c.    Required Payoff Amounts of
             Liquidated Contracts                  2,599,531            10,077,291             17,911,576            118,555,742
       d.    Liquidation Proceeds Allocated
             to Owner Trust                         297,814              1,669,213              4,936,052            27,137,657
       e.    Aggregate Current Realized
             Losses                                2,301,717             8,408,078             12,975,524            91,418,085
       f.    Aggregate Current Realized
             Losses as a Percentage of
             Cut-off Date Contract Pool
             Principal Balance                       0.072%               0.264%                 0.407%                2.870%

II.  Information Regarding the Securities

   1.  Summary of Balance Information

          -------------------------------------------------------------------------------------------------------------------------

                                          Principal Balance as of  Class Factor as of  Principal Balance as of   Class Factor as of
                   Class          Coupon       June 15, 1999          June 15, 1999         May 17, 1999            May 17, 1999
                                   Rate        Payment Date           Payment Date          Payment Date            Payment Date

          -------------------------------------------------------------------------------------------------------------------------
       a. Class A-1 Notes        5.6000%                $0.00            0.00000                     $0.00             0.00000
       b. Class A-2 Notes        5.9500%                $0.00            0.00000                     $0.00             0.00000
       c. Class A-3 Notes        6.1100%                $0.00            0.00000                     $0.00             0.00000
       d. Class A-4 Notes        6.2800%      $274,247,722.95            0.68524           $309,713,060.18             0.77386
       e. Class B Notes          6.5700%      $178,500,000.00            1.00000           $178,500,000.00             1.00000
       f. Equity Certificates    6.7500%      $ 95,659,329.00            0.75021           $ 95,659,329.00             0.75021
       g. Total                    N.A.       $548,407,051.95            0.17217           $583,872,389.18             0.18331


  Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $548,407,051.95 and the CCA Balance is $63,704,600.00.


   2.  Monthly Principal Amount
       a.    Principal Balance of Notes and Equity Certificates
             (End of Prior Collection Period)                                                 $ 583,872,389.18
       b.    Contract Pool Principal Balance (End of Collection Period)                       $ 527,885,316.74
       c.    Monthly Principal Amount                                                         $  55,987,072.44
   3.  Gross Collections
       a.    Scheduled Payments Received                                                      $  35,909,502.43
       b.    Liquidation Proceeds Allocated to Owner Trust                                    $     297,813.66
       c.    Required Payoff Amounts of Prepaid Contracts                                     $   1,476,455.55
       d.    Required Payoff Amounts of Purchased Contracts                                   $             --
       e.    Proceeds of Clean-up Call                                                        $             --
       f.    Investment Earnings on Collection Account and Note Distribution Account          $     120,281.33
       g.    Extension Fees Allocated to Owner Trust                                          $         142.00
       h.    Total Gross Collections (sum of (a) through (g))                                 $  37,804,194.97
   4.  Determination of Available Funds
       a.    Total Gross Collections                                                          $  37,804,194.97
       b.    Withdrawal from Cash Collateral Account                                          $   1,383,757.29
       c.    Total Available Funds                                                            $  39,187,952.26

   5.  Application of Available Funds

       ------------------------------------------------------------------------------------------------------------
                    Item                                     Amount           Remaining Available Funds
       ------------------------------------------------------------------------------------------------------------
       a.    Total Available Funds                                                $39,187,952.26
       b.    Servicing Fee                             $   586,412.11             $38,601,540.15
       c.    Interest on Notes:
             i)          Class A-1 Notes               $           --             $38,601,540.15
             ii)         Class A-2 Notes               $           --             $38,601,540.15
             iii)        Class A-3 Notes               $           --             $38,601,540.15
             iv)         Class A-4 Notes               $ 1,620,831.68             $36,980,708.46
             v)          Class B Notes                 $   977,287.50             $36,003,420.96
       d.    Interest on Equity
             Certificates                              $   538,083.73             $35,465,337.23
       e.    Principal of Notes and
             Equity Certificates:
             i)         Class A-1 Notes                $           --             $35,465,337.23
             ii)        Class A-2 Notes                $           --             $35,465,337.23
             iii)       Class A-3 Notes                $           --             $35,465,337.23
             iv)        Class A-4 Notes                $35,465,337.23             $           --
             v)         Class B Notes                  $           --             $           --
             vi)        Equity Certificates            $           --             $           --
       f.    Deposit to Cash
             Collateral Account                        $           --             $           --
       g.    Amount to be applied in
             accordance with CCA
             Loan Agreement                            $           --             $           --
       h.    Balance, if any, to Equity
             Certificates                              $           --             $           --

III. Information Regarding the Cash Collateral Account

   1.  Balance Reconciliation

       -----------------------------------------------------------------------------------------------
                                                                                   June 15, 1999
                                        Item                                       Payment Date
       -----------------------------------------------------------------------------------------------
       a.    Available Cash Collateral Amount (Beginning)                         $ 65,685,034.49
       b.    Deposits to Cash Collateral Account                                  $            --
       c.    Withdrawals from Cash Collateral Account                             $  1,383,757.29
       d.    Releases of Cash Collateral Account Surplus
             (Excess, if any of (a) plus (b) minus (c) over (f))                  $    596,677.20
       e.    Available Cash Collateral Amount (End)
             (Sum of (a) plus (b) minus (c) minus (d))                            $ 63,704,600.00
       f.    Requisite Cash Collateral Amount                                     $ 63,704,600.00
       g.    Cash Collateral Account Shortfall
             (Excess, if any, of (f) over (e))                                    $            --
   2.        Calculation of Requisite Cash Collateral Amount
       a.    For Payment Dates from, and including, the
             November 1996 Payment Date  to,
             and including, the October 1997 Payment Date
             1) Initial Cash Collateral Amount                                    $207,040,000.00
       b.    For Payment Dates from, and including, the
             November 1997 Payment Date until
             the Final Payment Date, the sum of
             1) 8% of the Contract Pool Principal Balance                         $ 42,230,825.34
             2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the
             Contract Pool Principal Balance                                      $ 20,521,735.21
             3) Total ((1) plus (2))                                              $ 62,752,560.55

       c.    Floor equal to the lesser of
             1) 2% of Cut-Off Date Contract Pool Principal
             Balance ($63,704,600); and
             2) the Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance                                   $ 63,704,600.00
       d.    Requisite Cash Collateral Amount                                     $ 63,704,600.00
   3.        Calculation of Cash Collateral Account Withdrawals
       a.    Interest Shortfalls                                                  $            --
       b.    Principal Deficiency Amount                                          $  1,383,757.29
       c.    Principal Payable at Stated Maturity Date of
             Class of Notes or Equity Certificates                                $            --
       d.    Total Cash Collateral Account Withdrawals                            $  1,383,757.29

IV.    Information Regarding Distributions on Securities

               --------------------------------------------------------------------------------------------
                      Distribution                        Class A-1            Class A-2      Class A-3
                        Amounts                             Notes                Notes          Notes
               --------------------------------------------------------------------------------------------
               1. Interest Due                           $          --        $       --     $        --
               2. Interest Paid                          $          --        $       --     $        --
               3. Interest Shortfall
               ((1) minus (2))                           $          --        $       --     $        --
               4. Principal Paid                         $          --        $       --     $        --
               5. Total Distribution Amount
               ((2) plus (4))                            $          --        $       --     $        --


               ---------------------------------------------------------------------------------------------------------------------
                     Distribution                        Class A-4             Class B        Equity
                        Amounts                             Notes                Notes      Certificates           Totals
               ---------------------------------------------------------------------------------------------------------------------
               1. Interest Due                           $ 1,620,831.68      $977,287.50     $538,083.73          $ 3,136,202.91
               2. Interest Paid                          $ 1,620,831.68      $977,287.50     $538,083.73          $ 3,136,202.91
               3. Interest Shortfall
               ((1) minus (2))                           $           --      $        --     $        --          $           --
               4. Principal Paid                         $35,465,337.23      $        --     $        --          $35,465,337.23
               5. Total Distribution Amount
               ((2) plus (4))                            $37,086,168.91      $977,287.50     $538,083.73          $38,601,540.13


 V.      Information Regarding Other Pool Characteristics

         ---------------------------------------------------------------------------------------------
                                                         As of End of              As of End of
                       Item                                 May-99                   April-99
                                                      Collection Period          Collection Period
         ---------------------------------------------------------------------------------------------
     1.  Original Contract Characteristics
         a.    Original Number of Contracts                280,634                     N.A.
         b.    Cut-Off Date Contract Pool
               Principal Balance                        3,185,229,329                  N.A.
         c.    Original Weighted Average
               Remaining Term                            38.6 months                   N.A.
         d.    Weighted Average
               Original Term                             56.1 months                   N.A.
     2.  Current Contract Characteristics
         a.    Number of Contracts                         73,015                     77,614
         b.    Average Contract
               Principal Balance                            7,230                      7,257
         c.    Weighted Average
               Remaining Term                               22.6                       22.9

VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule

         ---------------------------------------------------------------          ------------------------------------------------
         Payment Date                       Since Issue                           Payment Date                   Since Issue
           Period                               CPR                                 Period                          CPR
         ---------------------------------------------------------------          ------------------------------------------------

           0                Oct-96
           1                Nov-96            10.866%                                   22           Aug-98        7.327%
           2                Dec-96             7.964%                                   23           Sep-98        7.253%
           3                Jan-97             8.606%                                   24           Oct-98        7.147%
           4                Feb-97             8.254%                                   25           Nov-98        7.198%
           5                Mar-97             7.615%                                   26           Dec-98        7.079%
           6                Apr-97             7.211%                                   27           Jan-99        7.208%
           7                May-97             8.268%                                   28           Feb-99        7.415%
           8                Jun-97             7.752%                                   29           Mar-99        7.485%
           9                Jul-97             7.784%                                   30           Apr-99        7.965%
          10                Aug-97             7.781%                                   31           May-99        8.545%
          11                Sep-97             7.506%                                   32           Jun-99        8.120%
          12                Oct-97             7.348%
          13                Nov-97             7.346%
          14                Dec-97             6.629%
          15                Jan-98             6.741%
          16                Feb-98             7.251%
          17                Mar-98             6.870%
          18                Apr-98             7.200%
          19                May-98             7.072%
          20                Jun-98             6.870%
          21                Jul-98             7.232%






VII. Purchased, Liquidated and Paid Contracts

A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
   Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on June 15, 1999.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                                 Thomas G. Adams
                                 ---------------
                                 Thomas G. Adams
                   Senior Vice President, Financial Reporting